Condensed Consolidated Statements of Operations (Unaudited) - USD ($)	3 Months Ended		6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023
Revenue from government contract	$ 300,677	$ 0	$ 300,677	$ 0
Operating expenses:
Research and development	4,276,868	4,719,728	8,702,596	7,538,917
General and administrative	1,086,030	1,459,093	2,543,383	2,910,518
Total operating expenses	5,362,898	6,178,821	11,245,979	10,449,435
Loss from operations	(5,062,221)	(6,178,821)	(10,945,302)	(10,449,435)
Other income (expense):
Interest income	5,471	251,201	38,420	483,899
Interest expense	(7,292)	0	(7,292)	0
Total other income (expense)	(1,821)	251,201	31,128	483,899
Net loss	$ (5,064,042)	$ (5,927,620)	$ (10,914,174)	$ (9,965,536)
Basic and diluted:
Net loss per common share (in dollars per share)	$ (1.99)	$ (3.79)	$ (4.68)	$ (5.66)
Weighted average shares outstanding (in shares)	2,539,878	1,562,910	2,334,464	1,759,427